                                                                   Exhibit 24-a


                               MOBIL CORPORATION

                               POWER OF ATTORNEY

                             * * * * * * * * * * *

         KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of Mobil Corporation, a Delaware corporation, hereby constitutes and appoints CAROL J. YALEY, GORDON G. GARNEY and RALPH N. JOHANSON, JR. his or her true and lawful attorneys-in-fact and agents, each of such persons having full power to act without the others, in any and all capacities,
(I) to execute and file in his or her name and capacity on behalf of the Corporation, as guarantor as specified below, and (ii) to sign in his or her name and capacity on behalf of the individual, a Registration Statement on Form S-3 or any appropriate form including amendments and/or post-effective amendments and supplements, together with all exhibits and other documents in connection therewith, for registration with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, of not more than $475,000,000 principal amount of Debt Securities to be issued and sold by the Trust for the Employee Stock Ownership Plan incorporated in the Employees Savings Plan of Mobil Oil Corporation, a wholly owned subsidiary of the Corporation, and guaranteed by the Corporation.

         AND FURTHER, that each of the undersigned directors and/or officers of the Corporation hereby grants to said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts and things essential and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person in connection with the proper exercise of the powers granted hereunder.

         IN WITNESS WHEREOF, the undersigned as directors and/or officers of said Mobil Corporation or as individuals, have hereunto set their hands and seals as of the 29th day of October, 1998.


BY                               /s/ Lucio A. Noto
                                 -----------------------------------------------
NAME AND TITLE                   Lucio A. Noto, Director, Chairman of the Board
                                 and Chief Executive Officer


BY                               /s/ Harold R. Cramer
                                 -----------------------------------------------
NAME AND TITLE                   Harold R. Cramer, Executive Vice President and
                                 Chief Financial Officer


BY                               /s/ Steven L. Davis
                                 -----------------------------------------------
NAME AND TITLE                   Steven L. Davis, Controller and Principal
                                 Accounting Officer


BY                               /s/ Lewis M. Branscomb
                                 -----------------------------------------------
NAME AND TITLE                   Lewis M. Branscomb, Director


BY                               /s/ Donald V. Fites
                                 -----------------------------------------------
NAME AND TITLE                   Donald V. Fites, Director


BY                               /s/ Charles A. Heimbold, Jr.
                                 -----------------------------------------------
NAME AND TITLE                   Charles A. Heimbold, Jr., Director


BY                               /s/ Allen F. Jacobson
                                 -----------------------------------------------
NAME AND TITLE                   Allen F. Jacobson, Director

BY                               /s/ Samuel C. Johnson
                                 -----------------------------------------------
NAME AND TITLE                   Samuel C. Johnson, Director


BY                               /s/ Helene L. Kaplan
                                 -----------------------------------------------
NAME AND TITLE                   Helene L. Kaplan, Director


BY                               /s/ J. Richard Munro
                                 -----------------------------------------------
NAME AND TITLE                   J. Richard Munro, Director


BY                               /s/ Aulana L. Peters
                                 -----------------------------------------------
NAME AND TITLE                   Aulana L. Peters, Director


BY                               /s/ Eugene A. Renna
                                 -----------------------------------------------
NAME AND TITLE                   Eugene A. Renna, Director


BY                               /s/ Charles S. Sanford, Jr.
                                 -----------------------------------------------
NAME AND TITLE                   Charles S. Sanford, Jr., Director


BY                               /s/ Robert G. Schwartz
                                 -----------------------------------------------
NAME AND TITLE                   Robert G. Schwartz, Director


BY                               /s/ Iain D. T. Vallance
                                 -----------------------------------------------
NAME AND TITLE                   Iain D. T. Vallance, Director